SUPPLEMENT DATED JUNE 24, 2015

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF TCW ALTERNATIVE FUNDS

DATED APRIL 10, 2015, AS AMENDED

For current and prospective investors in the Fund:

Effective immediately, the following paragraph under the section entitled “INVESTMENT ADVISORY SERVICES” on page 25 will be deleted in its entirety and replaced with the following:

This contractual fee waiver/expense reimbursement will remain in place through October 31, 2017. During this term, only the Board may terminate or modify the terms of the Operating Expenses Agreement. The Adviser may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to any applicable expense caps at the time of recoupment or at the time of waiver and/or reimbursement, whichever is lower.

Please retain this Supplement with your SAI for future reference.